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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 6, 2000 with respect to the financial statements of ImmGenics Pharmaceuticals Inc., in the Amendment No. 1 to the Registration Statement (Form S-1 No. 333-49858) and related Prospectus of Abgenix, Inc. for the registration of 4,050,000 shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP

Vancouver, Canada
December 6, 2000                                           Chartered Accountants